SURVIVOR DIMENSIONS
A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
Southland Life Insurance Company
and its
Southland Separate Account L1

Supplement dated August 21, 2003

This supplement amends certain information contained in the prospectus dated May 1, 2003, as amended on June 27, 2003. Please read it carefully and keep it with your prospectus for future reference.
______________________________________________________________________

The information about the address and telephone number of our Customer Service Center as shown on page 2 is hereby amended as follows:

Before October 27, 2003, please contact us at:	On and after October 27, 2003, please contact us at:
Customer Service Center	Customer Service Center
P.O. Box 173789	P.O. Box 5095
Denver, Colorado 80217-3789	Minot, North Dakota 58702-5095
1-877-253-5050	1-877-253-5050

The last paragraph in the "Dollar Cost Averaging" subsection on page 38 of the prospectus is hereby deleted and replaced with the following:

You may discontinue your dollar cost averaging program at any time. We reserve the right to discontinue, modify or suspend this program, and dollar cost averaging will automatically terminate on:

  The date you specify;
  The date your balance in the source sub-account reaches a dollar amount you set;
  The date your balance in the source sub-account is equal to or less than the amount to be transferred. In this situation we will transfer the entire balance of the source sub-account to the other sub-accounts you have selected; or
  Any date when dollar cost averaging transfers are scheduled and the policy is in the grace period.

The last paragraph in the "Automatic Rebalancing" subsection on page 38 of the prospectus is hereby deleted and replaced with the following:

You may discontinue your automatic rebalancing program at any time. We reserve the right to discontinue, modify or suspend this program, and automatic rebalancing will automatically terminate if the policy is in the grace period on any date when automatic rebalancing transfers are scheduled.

Information about the management of certain ING Variable Products Trust portfolios in Appendix B is amended as follows:

Effective August 1, 2003, Aeltus Investment Management, Inc. became the subadviser to the ING VP Growth Opportunities Portfolio, the ING VP MagnaCap Portfolio, the ING MidCap Opportunities Portfolio and the ING VP SmallCap Opportunities Portfolio. Accordingly, Appendix B of the prospectus is hereby revised to reflect these new sub-advisory arrangements.

127332	Page 1 of 2	August 2003

Information about the INVESCO VIF-Core Equity Fund in Appendix B is hereby deleted in its entirety and replaced with the following:

Fund Name	Investment Adviser/Subadviser	Investment Objective	Total Annual Fund Expenses
INVESCO VIF-Core Equity Fund (formerly, VIF-Equity Income Fund) [12]	Investment Adviser: INVESCO Funds Group, Inc.

Seeks to provide a high total return through both growth and current income by normally investing at least 80% of its net assets in common and preferred stock. At least 50% of common and preferred stocks which the Fund holds will be dividend-paying. Stocks selected for the Fund generally are expected to produce income and consistent, stable returns. Although the Fund focuses on stocks of larger companies with a history of paying dividends, it also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to equity securities that can be traded easily in the United States. It may, however, invest in foreign securities in the form of American Depositary Receipts ("ADRs").

Gross: 1.12% Net: 1.12%

Information about the Janus Aspen Series Mid Cap Growth Portfolio in Appendix B is hereby deleted in its entirety and replaced with the following:

Fund Name	Investment Adviser/Subadviser	Investment Objective	Total Annual Fund Expenses
Janus Aspen Series Mid Cap Growth Portfolio (formerly, Aggressive Growth Portfolio) - Service Shares [14]	Investment Adviser: Janus Capital

A diversified Portfolio that invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, in the 12-month average of the capitalization ranges of the Russell MidCap Growth Index.

Gross: 0.92% Net: 0.92%

127332	Page 2 of 2	August 2003

SURVIVOR DIMENSIONS
A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
Southland Life Insurance Company
and its
Southland Separate Account L1

Supplement dated August 21, 2003

This supplement amends certain information contained in the Statement of Additional Information dated May 1, 2003. Please read it carefully and keep it with your Statement of Additional Information for future reference.

______________________________________________________________________

The information about the address and telephone number of our Customer Service Center as shown on page 2 and the last page of the prospectus and in the Statement of Additional Information is hereby amended as follows:

Before October 27, 2003, please contact us at:	On and after October 27, 2003, please contact us at:
Customer Service Center	Customer Service Center
P.O. Box 173789	P.O. Box 5095
Denver, Colorado 80217-3789	Minot, North Dakota 58702-5095
1-877-253-5050	1-877-253-5050

The last paragraph of the "Distribution of the Policies" section in the Statement of Additional Information is hereby deleted and replaced with the following:

We pay wholesaler fees and marketing and training allowances. We may provide repayments or make sponsor payments for broker/dealers to use in sales contests for their registered representatives. We do not hold contests directly based on sales of this product. We do hold training programs from time to time at our own expense.

Further, broker/dealers and agents/representatives may be eligible to receive certain overrides and other benefits, which may include cash compensation, based on the amount of earned commissions, agent/representative recruiting, and other activities that promote the sale of policies.

We pay dealer concessions, wholesaling fees, overrides, other allowances and benefits and the costs of all other incentives or training programs from our resources which include sales charges.

Page 1 of 1	August 2003